CALAMOS ETF TRUST
(the “Trust”)

Supplement dated October 9, 2026 to the Prospectuses and Summary Prospectuses dated November 28, 2025, as amended, with respect to:

Calamos Bitcoin 80 Series Structured Alt Protection ETF® – January (CBTJ), Calamos Bitcoin 80 Series Structured Alt Protection ETF® – April (CBTA), Calamos Bitcoin 80 Series Structured Alt Protection ETF® – July (CBTY), and Calamos Bitcoin 80 Series Structured Alt Protection ETF® – October (CBTO), and Calamos Bitcoin Structured Alt Protection ETF® – October (CBOO)

This supplement updates certain information contained in each of the Prospectuses and Summary Prospectuses noted above and should be attached to the Prospectuses and Summary Prospectuses and retained for future reference.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectuses and Summary Prospectuses.

Effective immediately, the following changes are made to the Prospectuses (and Summary Prospectuses, where noted below):

1. Principal Investment Strategies – Floor Threshold (CBTJ, CBTY and CBTO). For each of the Calamos Bitcoin 80 Series Structured Alt Protection ETF® – January (CBTJ), Calamos Bitcoin 80 Series Structured Alt Protection ETF® – July (CBTY), and Calamos Bitcoin 80 Series Structured Alt Protection ETF® – October (CBTO), the first sentence in the second paragraph under the “Principal Investment Strategies” section on page 2 of the Fund’s summary prospectus and prospectus is removed and replaced with the following:

The Fund seeks to provide protection against a loss exceeding 20% (by providing a Floor against the negative price return of Spot bitcoin exceeding 20%) prior to taking into account any fees or expenses charged to the Fund.

2. Protection Layer (CBTJ, CBTA, CBTY and CBTO). For each of the Calamos Bitcoin 80 Series Structured Alt Protection ETF® – January (CBTJ), Calamos Bitcoin 80 Series Structured Alt Protection ETF® – April (CBTA), Calamos Bitcoin 80 Series Structured Alt Protection ETF® – July (CBTY), and Calamos Bitcoin 80 Series Structured Alt Protection ETF® – October (CBTO), in the sentence in each Fund’s prospectus reading “The Protection Layer is intended to provide the downside protection against decreases in the price of Spot bitcoin of more than 10%,” the phrase “of more than 10%” is deleted and replaced with “of more than 20%”.

3. Deletion of Subadviser section (CBOO). In the prospectus of the Calamos Bitcoin Structured Alt Protection ETF® – October (CBOO), under “Fund Facts – Who manages the Fund?,” the section captioned “Subadviser” – which immediately follows the “Investment Adviser” discussion, begins “The Fund is subadvised by Calamos Advisors LLC (“Calamos Advisors” or the “Subadviser”) . . .” and ends “. . . Daniel L. Dufresne.” – is deleted in its entirety. The Fund is directly advised by Calamos Advisors LLC and is not subadvised.

Please retain this supplement for future reference